UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2022

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 18, 2022, Hawaiian Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) for the following purposes:

Proposal No. 1
To elect the eight director nominees described in the Company’s proxy statement for the 2022 Annual Meeting, filed with the Securities and Exchange Commission on April 7, 2022, as supplemented on May 10, 2022 (the “2022 Proxy Statement”).

Proposal No. 2	To ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Proposal No. 3	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the 2022 Proxy Statement.
Only stockholders of record at the close of business on March 21, 2022 (the “Record Date”) were entitled to vote at the 2022 Annual Meeting. At the Record Date, 51,327,070 shares of common stock (“Common Stock”) and one share each of Series B Special Preferred Stock, Series C Special Preferred Stock and Series D Special Preferred Stock (“Special Preferred Stock”) were issued and outstanding. Each share of Common Stock and Special Preferred Stock was entitled to one vote. The Company had no other class of voting securities outstanding and entitled to vote at the meeting. A total of 42,104,189 shares, or 82.03% of the total shares outstanding, were present in person or by proxy at the 2022 Annual Meeting, constituting a quorum of stockholders entitled to vote at the 2022 Annual Meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:
Proposal No. 1 - Election of Directors.

Proposal	Votes For	Votes Withheld	Broker Non-Votes	Outcome

Election of Earl E. Fry	32,569,611	557,537	8,977,041	Elected

Election of Lawrence S. Hershfield	31,851,391	1,275,757	8,977,041	Elected

Election of C. Jayne Hrdlicka	32,130,261	996,887	8,977,041	Elected

Election of Peter R. Ingram	32,851,628	275,520	8,977,041	Elected

Election of Randall L. Jenson	31,986,046	1,141,102	8,977,041	Elected

Election of Michael E. McNamara	32,528,413	598,735	8,977,041	Elected

Election of Crystal K. Rose	31,653,340	1,473,808	8,977,041	Elected

Election of Richard N. Zwern	30,869,675	2,257,473	8,977,041	Elected
As of the date of the election of directors listed above, the board of directors of the Company (the “Board”) is comprised of Earl E. Fry, Lawrence S. Hershfield, C. Jayne Hrdlicka, Peter R. Ingram, Randall L. Jenson, Michael E. McNamara, Crystal K. Rose, Richard N. Zwern, Mark D. Schneider, William S. Swelbar and Duane E. Woerth.

Proposal No. 2 - Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

41,148,531	806,172	149,486	0	Approved

Proposal No. 3 - Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the 2022 Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

29,781,215	2,963,007	382,926	8,977,041	Approved

Item 8.01    Other Events.

EETC Redemption

On May 24, 2022, Hawaiian Airlines, Inc., a wholly owned subsidiary of the Company, gave notice to Wilmington Trust, National Association, as mortgagee and as holder of the Equipment Notes (as defined below), that it has elected to redeem all of its outstanding Series A Equipment Notes and Series B Equipment Notes (in the aggregate principal amount of $179,621,157.49 and $32,340,518.53, respectively) issued on August 5, 2020 (collectively, the “Equipment Notes”). The Equipment Notes will be redeemed on June 23, 2022 in whole at a redemption price equal to 100% of the unpaid original amount thereof, together with accrued interest thereon to the date of redemption, and all other secured obligations (other than related secured obligations) owed or then due and payable to the note holders plus make-whole amount, if any, to be calculated pursuant to the Trust Indentures and Mortgages, each dated August 5, 2020, under which the Equipment Notes were issued.

Advisor Agreement

As previously reported in the Current Report on Form 8-K filed by the Company on April 1, 2022, Donald J. Carty retired from the Board, effective May 18, 2022. Upon Mr. Carty’s retirement from the Board, the Company and Mr. Carty entered into an advisor agreement for a term of one year, pursuant to which Mr. Carty will serve as an advisor to the Company and the Board on general strategic and business matters. The advisor agreement may be terminated by either party with thirty days’ notice.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current plans and expectations. Words such as “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “estimates,” variations of such words, and similar expressions are also intended to identify such forward-looking statements. These forward-looking statements are and will be subject to many risks, uncertainties and assumptions relating to the Company’s operations and business environment, all of which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation, the Company’s strategy; the continuing and developing effects of the spread of COVID-19 on the Company’s business operations and financial condition; the availability of future sources of capital, which could change as a result of market conditions or for other reasons; interest rates and corporate considerations; the Company’s ability to generate sufficient cash and manage its available cash; changes in the Company’s future capital needs; the Company’s financial liquidity; and the risk that the redemption is not consummated on the anticipated terms, if at all.

The risks, uncertainties and assumptions referred to above that could cause the Company’s results to differ materially from the results expressed or implied by such forward-looking statements also include the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company on the date hereof. Except as required by law, the Company does not undertake to publicly update or revise any forward-looking statements to reflect events, circumstances or new information that may arise after the date hereof even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2022

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Aaron J. Alter
		Name:	Aaron J. Alter
		Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary